Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that PEP BASS HOLDINGS LLC (the “Company”) does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, Ade-Femi Austin and Kimberly Williams (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact. This Power of Attorney shall cease to have effect in relation to the remaining Attorneys-in-fact. The Company has the unrestricted right to unilaterally revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 25th day of June, 2015.

PEP BASS HOLDINGS LLC
By:	/s/ Jonathan Snider
Name: Title:	Jonathan Snider Authorized Signatory

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that PRIVATE EQUITY PARTNERS 2004 DIRECT INVESTMENT FUND LP (the “Company”) does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, Ade-Femi Austin and Kimberly Williams (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact. This Power of Attorney shall cease to have effect in relation to the remaining Attorneys-in-fact. The Company has the unrestricted right to unilaterally revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 25th day of June, 2015.

PRIVATE EQUITY PARTNERS 2004 DIRECT INVESTMENT FUND LP
By:	Goldman Sachs PEP 2004 Direct Investment Advisors, L.L.C., as General Partner
By:	/s/ Jonathan Snider
Name: Title:	Jonathan Snider Authorized Signatory

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that PRIVATE EQUITY PARTNERS 2005 DIRECT LP (the “Company”) does hereby make, constitute and appoint each of Yvette Kosic, Kevin P. Treanor, Ade-Femi Austin and Kimberly Williams (and any other employee of The Goldman Sachs Group, Inc. or one of its affiliates designated in writing by Yvette Kosic), acting individually, its true and lawful attorney, to approve, execute and deliver in its name and on its behalf, whether the Company is acting individually or as representative of others, any and all filings required to be made by the Company under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the Company under the Act, giving and granting unto each said Attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the Company might or could do, hereby ratifying and confirming all that said Attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked in writing by the undersigned or until such time as the person or persons to whom power of attorney has been hereby granted ceases to be an employee of The Goldman Sachs Group, Inc. or one of its affiliates or ceases to perform the function in connection with which he/she was appointed Attorney-in-fact. This Power of Attorney shall cease to have effect in relation to the remaining Attorneys-in-fact. The Company has the unrestricted right to unilaterally revoke this Power of Attorney.

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to rules of conflicts of law.

IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 25th day of June, 2015.

PRIVATE EQUITY PARTNERS 2005 DIRECT LP
By:	Goldman Sachs PEP 2005 Direct Investment Advisors, L.L.C., as General Partner
By:	/s/ Jonathan Snider
Name: Title:	Jonathan Snider Authorized Signatory